Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of December 31, 2009

Corporate Overview
Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  Currently the Company owns and operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 565 communities in 35 states and the ability to serve approximately 53,600 residents.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Facilities	Number of Units/Beds	Percentage of Q4 2009 Revenues	Percentage of Q4 2009 Facility Operating Income	Percentage of YTD 2009 Revenues	Percentage of YTD 2009 Facility Operating Income
Owned	187	20,746	41.3%	39.0%	40.0%	38.5%
Leased	359	29,092	58.4%	60.0%	59.7%	60.6%
Managed	19	3,788	0.3%	1.0%	0.3%	0.9%
Total	565	53,626	100.0%	100.0%	100.0%	100.0%

Operating Type
Retirement Centers	80	14,867	24.2%	29.8%	24.6%	29.7%
Assisted Living	430	22,954	46.1%	43.8%	45.8%	45.0%
CCRCs	36	12,017	29.4%	25.4%	29.3%	24.4%
Managed	19	3,788	0.3%	1.0%	0.3%	0.9%
Total	565	53,626	100.0%	100.0%	100.0%	100.0%

CFFO Per Share ($)

($ except where indicated)	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2	Q3	Q4	Full Year(1)
Reported CFFO	$0.38	$0.36	$0.22	$0.32	$1.28	$0.49	$0.50	$0.41	$0.39	$1.79
Add: hurricane costs	-	-	0.04	0.01	0.05	-	-	-	-	-
Add: non-recurring, acquisition, integration and system costs	0.03	0.10	0.04	0.02	0.19	-	-	0.02	0.03	0.05
Adjusted CFFO	$0.41	$0.46	$0.30	$0.35	$1.52	$0.49	$0.50	$0.43	$0.42	$1.84

Weighted Average Shares	101,995	101,856	101,398	101,424		101,738	106,042	118,455	118,653

(1) Annual CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 200
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying fourth quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Operating Segment Info
As of December 31, 2009

Selected Segment Operating and Other Data as Reported in the 10K

	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year

Retirement Centers
Number of communities (period end)	79	79	79	77	77	77	77	77	80	80
Total units/beds	14,746	14,692	14,688	14,229	14,229	14,236	14,236	14,233	14,867	14,867
Total units/beds excluding equity homes	14,651	14,597	14,593	14,134	14,134	14,141	14,141	14,138	14,772	14,772
Weighted average occupancy	90.5%	89.5%	90.5%	90.1%	90.3%	88.8%	88.6%	89.0%	88.8%	88.8%
Average monthly revenue per unit/bed	$3,132	$3,168	$3,176	$3,219	$3,171	$3,272	$3,296	$3,292	$3,278	$3,285

Assisted Living
Number of communities (period end)	417	418	418	417	417	414	413	413	430	430
Total units/beds	21,907	22,021	22,081	22,043	22,043	21,830	21,829	21,826	22,954	22,954
Total units/beds excluding equity homes	21,907	22,021	22,081	22,043	22,043	21,830	21,829	21,826	22,911	22,911
Weighted average occupancy	89.9%	89.0%	90.3%	90.6%	89.9%	89.6%	89.6%	90.7%	91.3%	90.3%
Average monthly revenue per unit/bed	$3,754	$3,765	$3,737	$3,752	$3,752	$3,905	$3,900	$3,861	$3,895	$3,890

CCRCs
Number of communities (period end)	32	32	32	32	32	35	35	35	36	36
Total units/beds	10,798	10,838	10,871	11,183	11,183	11,474	11,470	11,777	12,017	12,017
Total units/beds excluding equity homes	9,998	10,038	10,076	10,392	10,392	10,679	10,675	10,982	11,222	11,222
Weighted average occupancy	89.4%	88.1%	87.4%	87.2%	87.9%	86.7%	86.2%	85.7%	84.3%	85.7%
Average monthly revenue per unit/bed	$4,699	$4,767	$4,810	$4,864	$4,759	$5,017	$5,128	$5,200	$5,210	$5,139

Consolidated Totals
Number of communities (period end)	528	529	529	526	526	526	525	525	546	546
Total units/beds	47,451	47,551	47,640	47,455	47,455	47,540	47,535	47,836	49,838	49,838
Total units/beds excluding equity homes	46,556	46,656	46,750	46,569	46,569	46,650	46,645	46,946	48,905	48,905
Weighted average occupancy	90.0%	88.9%	89.7%	89.7%	89.6%	88.7%	88.5%	89.0%	88.9%	88.8%
Average monthly revenue per unit/bed	$3,759	$3,791	$3,786	$3,830	$3,791	$3,961	$3,990	$3,987	$4,001	$3,985

Management Services
Number of communities (period end)	22	21	21	22	22	22	21	22	19	19
Total units/beds	4,406	4,296	4,293	4,349	4,349	4,348	4,309	4,432	3,788	3,788
Weighted average occupancy	83.4%	83.7%	85.3%	87.4%	84.9%	86.3%	84.6%	83.9%	84.4%	84.8%

Average Occupancy and Rates based on Average Occupied Units in the Period
The table below represents occupancy based on a consistent treatment of units across all product lines. The table above is a combination of both units and beds.

	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year

Retirement Centers
Number of communities (period end)	79	79	79	77	77	77	77	77	80	80
Total average units	14,614	14,568	14,549	14,105	14,459	14,116	14,117	14,114	14,203	14,137
Weighted average unit occupancy	89.3%	88.3%	88.9%	88.8%	88.8%	87.4%	86.9%	87.3%	87.2%	87.2%
Average monthly revenue per unit	$3,181	$3,216	$3,246	$3,271	$3,228	$3,331	$3,366	$3,361	$3,373	$3,358

Assisted Living
Number of communities (period end)	417	418	418	417	417	414	413	413	430	430
Total average units	20,160	20,170	20,308	20,316	20,239	20,084	20,073	20,062	20,600	20,205
Weighted average unit occupancy	86.7%	85.7%	86.7%	87.4%	86.6%	86.2%	86.0%	87.0%	87.9%	86.8%
Average monthly revenue per unit	$4,229	$4,244	$4,222	$4,228	$4,231	$4,412	$4,417	$4,376	$4,390	$4,398

CCRCs
Number of communities (period end)	32	32	32	32	32	35	35	35	36	36
Total average units	9,989	10,038	10,076	10,372	10,119	10,632	10,675	10,816	11,162	10,821
Weighted average unit occupancy	89.4%	87.9%	87.1%	86.8%	87.8%	86.5%	85.7%	85.1%	83.7%	85.2%
Average monthly revenue per unit	$4,701	$4,779	$4,829	$4,887	$4,799	$5,030	$5,153	$5,239	$5,249	$5,168

Consolidated Totals
Number of communities (period end)	528	529	529	526	526	526	525	525	546	546
Total average units	44,763	44,776	44,933	44,793	44,817	44,832	44,865	44,992	45,965	45,163
Weighted average unit occupancy	88.1%	87.1%	87.5%	87.7%	87.6%	86.6%	86.2%	86.7%	86.7%	86.6%
Average monthly revenue per unit	$3,989	$4,026	$4,036	$4,073	$4,031	$4,215	$4,258	$4,259	$4,275	$4,252

Brookdale Senior Living Inc.
Same Community, Capital Expenditure and ISC Information
As of December 31, 2009

Same Community Information
($ in 000s, except Avg. Mo. Revenue/unit)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2009	2008 (1)	% Change	2009	2008 (1)	% Change
Revenue	$474,918	$460,789	3.1%	$1,892,290	$1,817,984	4.1%
Operating Expense	310,792	305,739	1.7%	1,217,457	1,191,844	2.1%
Facility Operating Income	$164,126	$155,050	5.9%	$674,833	$626,140	7.8%
Facility Operating Margin	34.6%	33.6%	0.9%	35.7%	34.4%	1.2%

# Communities	514	514		514	514
Avg. Period Occupancy	89.5%	90.2%	-0.7%	89.3%	89.9%	-0.6%
Avg. Mo. Revenue/unit	$3,953	$3,807	3.8%	$3,949	$3,765	4.9%

(1) Excludes $601 and $1,257 of expenses related to hurricane and named-tropical storms for the three months and twelve months ended December 31, 2008

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended December 31,
	2009	2008
Type
Recurring	$8,155	$7,984
Reimbursements	(671)	(288)
Net Recurring	7,484	7,696
Corporate (1)	2,106	1,227
EBITDA-enhancing (2)	8,126	10,032

Development (3)	11,559	35,606
Reimbursements (4)	(12,152)	(38,794)
Net Development	(593)	(3,188)
Net Total Capital Expenditures	$17,123	$15,767

(1) Corporate primarily includes capital expenditures for information technology systems and equipment
(2) EBITDA-enhancing capital expenditures generally represent unusual or non-recurring capital items and/or major renovations
(3) Development capital expenditures primarily relate to the facilty expansion and de novo development program
(4) Development reimbursements are typically received after expenditures are actually made. Only includes cash reimbursements received during the period

Information on Ancillary Services

	Three Months Ended December 31,
	2009	2008
Brookdale Units Served:
Therapy
Legacy ARC	12,472	12,536
Total	35,690	33,456

Home Health
Legacy ARC	8,570	7,593
Total	20,159	14,028

Avg. Mo. NOI/Occupied Unit
Legacy ARC	$295	$222
Total	$229	$146

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of December 31, 2009
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Initial Maturities
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2010	145,644	2.47%	-		145,644	2.47%	20,541	8.34%	166,185
2011	285,131	6.97%	-		285,131	6.97%	23,636	8.35%	308,767
2012	883,010	3.49%	-		883,010	3.49%	25,950	8.36%	908,960
2013	641,387	4.70%	-		641,387	4.70%	25,596	8.46%	666,983
2014	141,820	5.86%	-		141,820	5.86%	29,079	8.47%	170,899
Thereafter	176,799	3.70%	-		176,799	3.70%	226,933	8.93%	403,732
Total	2,273,791	4.37%	-		2,273,791	4.37%	351,735	8.74%	2,625,526

	Final Maturities (3)
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2010	19,644	5.32%	-		19,644	5.32%	20,541	8.34%	40,185
2011	287,274	4.00%	-		287,274	4.00%	23,636	8.35%	310,910
2012	884,761	3.50%	-		884,761	3.50%	24,482	8.41%	909,243
2013	638,143	5.35%	-		638,143	5.35%	25,596	8.46%	663,739
2014	1,820	7.19%	-		1,820	7.19%	29,079	8.47%	30,899
Thereafter	442,149	4.86%	-		442,149	4.86%	228,401	8.92%	670,550
Total	2,273,791	4.37%	-		2,273,791	4.37%	351,735	8.74%	2,625,526

Coverage Ratios

	Twelve months ended December 31, 2009
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned Communities	20,746	276,602	228,846	99,653	2.3	x
Leased Communities *	29,092	435,427	364,922	289,806	1.3	x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Twelve months ended December 31,
	2008	2009
Scheduled Debt Amortization	1,981	4,249
Lease Financing Debt Amortization - FMV or no Purchase Option (4)	6,691	7,195
Lease Financing Debt Amortization - Bargain Purchase Option	10,366	10,646
Total Debt Amortization	19,038	22,090

Line Availability

($000s)	Dec-08	Mar-09	Jun-09	Sep-09	Dec-09

Revolver Balance	159,453	155,000	-	-	-
Letters of Credit Outstanding (7)	107,261	20,759	23,562	23,657	17,347
Ending Line Balance	266,714	175,759	23,562	23,657	17,347

Cash and cash equivalents	53,973	52,507	95,611	159,313	66,370

Total Line Capacity		220,000	75,000	75,000	75,000
Total Liquidity (Line Availability + Cash)		96,748	147,049	210,656	124,023

Letters of credit outstanding on line (7)	107,261	20,759	23,562	23,657	17,347
Other letters of credit	42,475	48,475	48,475	48,475	48,770
Total letters of credit outstanding (7)	149,736	69,234	72,037	72,132	66,117

Leverage Ratios

		Annualized
	Balance	Leverage
Mortgage Debt (1)	2,273,791
Capital Leases	351,735
Total Property-Level Debt	2,625,526	7.0x

Plus: Line of Credit (cash borrowings)	-
Less: Unrestricted Cash	(66,370)
Less: Cash held as collateral against existing debt	(28,492)
Total Debt	2,530,664	6.7x

2009 Adjusted EBITDA	348,555
11 mos of acquisitions EBITDA (8)	27,125
Proforma 2009 Adjusted EBITDA	375,680

Annualized Cash Lease Expense multiplied by 8	2,084,720
Total Adjusted Debt	4,615,384	7.3x

2009 Adjusted EBITDAR	636,270

Debt Structure

		weighted
	Balance	rate (2)
Fixed Rate Mortgage Debt	999,539	6.03%
Variable Rate Mortgage Debt (1)	1,274,252	3.06%
Capital Leases	351,735	8.74%
Line of Credit (cash borrowings)	-
Total Debt	2,625,526

	Balance	% of total
Variable Rate debt with Interest Rate Swaps (5)	351,840	27.6%
Variable Rate debt with Interest Rate Caps (1) (6)	811,365	63.7%
Variable Rate debt - Unhedged	111,047	8.7%
Total Variable Rate Mortgage Debt	1,274,252	100.0%

(1) Also includes both bond and discount mortgage backed security financing.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Assumes extension options are exercised.
(4) Payments are included in CFFO.
(5) Weighted swap rate for stated reporting period is 3.74%.
(6) Weighted cap rate for stated reporting period of 5.94% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(7) December 2008 includes $32.2 million of duplicative letters of credit that were returned during the first quarter of 2009.
(8) Represents actual EBITDA on current year acquisitions from January 1, 2009 to the date of acquisition when actual results are consolidated.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of December 31, 2009
($ in 000s)

CFFO Calculation

	Three Months Ended December 31,
	2009	2008

Net cash provided by operating activities (includes non-refundable entrance fees)	$51,248	$29,413
Less: Changes in operating assets and liabilities (eliminates cash flow effect)	11,753	12,562
Add: Refundable entrance fees received	13,354	4,686
Less: Entrance fee refunds disbursed	(6,074)	(4,819)
Less: First generation entrance fees	(15,047)	-
Less: Recurring capital expenditures, net	(7,484)	(7,696)
Less: Lease financing debt amortization with fair market value or no purchase options	(1,824)	(1,716)
Acquisition, transaction, integration, system and hurricane costs	3,554	3,469
Cash From Facility Operations	$49,480	$35,899

Revenue Reconciliation
	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	3,759	3,791	3,786	3,830	3,791	3,961	3,990	3,987	4,001	3,985
Average monthly units (excluding equity homes) available	46,520	46,566	46,725	46,576	46,603	46,595	46,654	46,792	47,910	46,990
Average occupancy for the quarter	90.0%	88.9%	89.7%	89.7%	89.6%	88.7%	88.5%	89.0%	88.9%	88.8%
Resident fee revenue	$472,144	$470,808	$476,043	$480,040	$1,899,035	$491,119	$494,227	$498,114	$511,228	$1,994,688

Add: management fee revenue	1,813	2,264	1,527	1,390	6,994	1,717	1,298	1,987	1,717	6,719
Total revenues excluding entrance fee amortization	$473,957	$473,072	$477,570	$481,430	$1,906,029	$492,836	$495,525	$500,101	$512,945	$2,001,407

CFFO Reconciliation to the Income Statement

Resident fee revenue	$480,648	$478,201	$482,277	$486,928	$1,928,054	$497,946	$500,757	$505,843	$518,522	$2,023,068
Less: Entrance fee amortization	(6,691)	(5,129)	(4,707)	(5,498)	(22,025)	(5,110)	(5,232)	(5,742)	(5,577)	(21,661)
Adjusted revenues	473,957	473,072	477,570	481,430	1,906,029	492,836	495,525	500,101	512,945	2,001,407

Less: Facility operating expenses	(305,059)	(306,526)	(326,214)	(323,782)	(1,261,581)	(318,112)	(316,586)	(328,939)	(340,683)	(1,304,320)
Add: Loss on sale of communites, net	-	-	-	-	-	-	-	-	2,043	2,043
Add: Change in future service obligation	-	-	-	-	-	-	-	-	(2,342)	(2,342)
	(305,059)	(306,526)	(326,214)	(323,782)	(1,261,581)	(318,112)	(316,586)	(328,939)	(340,982)	(1,304,619)

Less: G&A excluding non-cash stock expense	(36,388)	(40,297)	(32,948)	(31,286)	(140,919)	(33,707)	(31,721)	(34,720)	(34,716)	(134,864)
Add: G&A non-cash stock expense	8,010	8,621	6,737	5,569	28,937	6,809	6,871	7,869	5,386	26,935
Net G&A	(28,378)	(31,676)	(26,211)	(25,717)	(111,982)	(26,898)	(24,850)	(26,851)	(29,330)	(107,929)

Less: Facility lease expense	(67,812)	(67,199)	(67,017)	(67,441)	(269,469)	(67,741)	(68,434)	(68,036)	(67,885)	(272,096)
Add: Straight-line lease expense	5,751	5,215	4,709	4,910	20,585	4,248	4,032	3,793	3,778	15,851
Less: Amortization of deferred gain	(1,085)	(1,086)	(1,086)	(1,085)	(4,342)	(1,086)	(1,085)	(1,088)	(1,086)	(4,345)
Net lease expense	(63,146)	(63,070)	(63,394)	(63,616)	(253,226)	(64,579)	(65,487)	(65,331)	(65,193)	(260,590)

Entrance fee receipts	6,272	12,597	11,526	12,077	42,472	8,510	9,816	11,305	13,571	43,202
Entrance fee disbursements	(3,632)	(4,843)	(5,856)	(4,819)	(19,150)	(5,836)	(6,357)	(4,649)	(6,074)	(22,916)
Net entrance fees	2,640	7,754	5,670	7,258	23,322	2,674	3,459	6,656	7,497	20,286

Adjusted EBITDA	80,014	79,554	67,421	75,573	302,562	85,921	92,061	85,636	84,937	348,555

Less: Recurring capital expenditures, net	(6,037)	(6,614)	(6,965)	(7,696)	(27,312)	(2,655)	(3,888)	(5,495)	(7,484)	(19,522)
Less: Interest expense, net	(34,245)	(34,264)	(36,216)	(35,046)	(139,771)	(32,001)	(33,122)	(29,951)	(31,441)	(126,515)
Less: Lease financing debt amortization with fair market value or no purchase options	(1,625)	(1,662)	(1,688)	(1,716)	(6,691)	(1,780)	(1,798)	(1,793)	(1,824)	(7,195)
Less: Other	478	(341)	(96)	1,315	1,356	706	(733)	(202)	1,738	1,509

Reported CFFO	$38,585	$36,673	$22,456	$32,430	$130,144	$50,191	$52,520	$48,195	$45,926	$196,832

Add: hurricane costs	-	-	3,613	1,187	4,800	-	-	-	-	-
Add: non-recurring, acquisition, integration and system costs	2,880	10,447	3,902	2,282	19,511	-	-	2,200	3,554	5,754
Adjusted CFFO	$41,465	$47,120	$29,971	$35,899	$154,455	$50,191	$52,520	$50,395	$49,480	$202,586

CFFO Per Share ($)

($ except where indicated)	FY 2008							FY 2009
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2	Q3	Q4	Full Year(1)
Reported CFFO	$0.38	$0.36	$0.22	$0.32	$1.28	$0.49	$0.50	$0.41	$0.39	$1.79
Add: hurricane costs	-	-	0.04	0.01	0.05	-	-	-	-	-
Add: non-recurring, acquisition, integration and system costs	0.03	0.10	0.04	0.02	0.19	-	-	0.02	0.03	0.05
Adjusted CFFO	$0.41	$0.46	$0.30	$0.35	$1.52	$0.49	$0.50	$0.43	$0.42	$1.84

Shares used in calculation of CFFO (000's)	101,995	101,856	101,398	101,424		101,738	106,042	118,455	118,653

(1) Annual CFFO for all periods is calculated as the sum of the quarterly amounts for the year.
Note: CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure. CFFO is not a measure of financial performance under GAAP. We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our condensed consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of December 31, 2009

	Q1 07	Q2 07	Q3 07	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09
Ending # EF Vacant Units	372	406	379	429	434	416	448	447	475	474	536	548
# Closings	51	60	70	60	40	78	67	65	48	62	70	80
# of Refunds	88	65	75	83	47	69	95	67	67	86	67	84

Cash Basis ($000's)
Resale Receipts:
Proceeds from non-refundable entrance fees (1)(2)	3,916	4,726	5,673	5,015	2,780	5,177	7,253	7,391	4,872	5,718	8,429	8,648
Proceeds from refundable entrance fees (2)(3)	4,258	4,064	8,696	8,901	3,492	7,420	4,273	4,686	3,638	4,098	2,876	4,923
Total Cash Proceeds	8,174	8,790	14,369	13,916	6,272	12,597	11,526	12,077	8,510	9,816	11,305	13,571
Refunds of entrance fees (4)	(6,315)	(4,089)	(5,084)	(4,069)	(3,632)	(4,843)	(5,856)	(4,819)	(5,836)	(6,357)	(4,649)	(6,074)
Net Resale Cash Flow	1,859	4,701	9,285	9,847	2,640	7,754	5,670	7,258	2,674	3,459	6,656	7,497

Average Resale $ (excluding My Choice proceeds)	160,275	143,300	153,486	153,033	145,850	151,244	163,134	178,969	165,042	158,065	159,786	165,138
Average Refund $ (excluding My Choice refunds)	(71,761)	(62,908)	(67,787)	(49,024)	(74,723)	(67,754)	(61,642)	(71,925)	(87,104)	(68,930)	(68,851)	(66,881)

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue
(2) Excludes first generation entrance fees received
(3) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes My Choice proceeds)
(4) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees

Value of Unsold Inventory ($ in 000's)
Gross Value @ Average Resale Price of $170,000 (2)	93,160
Refund Attachments	(10,355)
Net Cash Value	82,805

Income Statement Impact ($ in 000's)
On BKD's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	Q1 07	Q2 07	Q3 07	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09
Amortization of entrance fees (incl. gains on terminations) (5)	(4,259)	(4,641)	(5,322)	(5,019)	(6,691)	(5,129)	(4,707)	(5,498)	(5,110)	(5,232)	(5,692)	(5,361)

(5) Excludes first generation entrance fee amortization

Principles of Entry Fee Accounting
Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits.  BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community’s various levels of care.  The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation.  The refundable portion of a resident’s entrance fee is generally refundable within a certain time period following contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of December 31, 2009

American Retirement Corporation ("ARC"), acquired in 2006, was active in the entrance fee CCRC business for many years and operated seven such communities.  Prior to the ARC acquisition, BKD acquired three entrance fee CCRC's from a non-profit, the National Benevolent Association, which were in bankruptcy.  BKD has been repositioning those communities by upgrading/renovating, expanding the campus or levels of care offered and changing the form of contract to include such items as life care and health benefits.

Quarterly Entrance Fee Amortization
($ in 000's)
	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09
Original ARC

Occupancy	91%	89%	88%	89%	88%	87%	86%	86%
Ending # EF Vacant Units	181	222	249	243	271	259	328	348
# EF Closings	29	46	52	48	29	33	37	61
# of EF Refunds	27	44	58	45	41	70	38	60

EF Resale Receipts	4,906	8,729	9,699	8,739	5,344	5,579	6,051	11,051
EF Refunds Paid	(1,823)	(2,795)	(4,320)	(3,644)	(3,855)	(5,190)	(2,838)	(4,265)
Net Resale Cash Flow	3,083	5,934	5,379	5,095	1,489	389	3,213	6,786

Average EF Resale $ (excluding My Choice proceeds)	$154	$177	$175	$175	$166	$169	$164	$177
Average EF Refund $ (excluding My Choice refunds)	$(63)	$(62)	$(74)	$(81)	$(94)	$(71)	$(74)	$(63)

Total NBA Communities

Occupancy	76%	75%	75%	76%	76%	76%	77%	76%
Ending # EF Vacant Units	207	194	199	204	204	215	208	200
# EF Closings	11	32	15	17	19	29	33	19
# of EF Refunds (1)	20	25	37	22	26	16	29	24

EF Resale Receipts	1,366	3,868	1,827	3,338	3,166	4,237	5,254	2,520
EF Refunds Paid (1)	(1,809)	(2,048)	(1,536)	(1,175)	(1,981)	(1,167)	(1,811)	(1,809)
Net Resale Cash Flow	(443)	1,820	291	2,163	1,185	3,070	3,443	711

Average EF Resale $ (excluding My Choice proceeds)	$124	$114	$122	$189	$163	$146	$156	$126
Average EF Refund $ (excluding My Choice refunds)	$(90)	$(77)	$(42)	$(53)	$(76)	$(61)	$(62)	$(75)

Total Consolidated EF Communities (2)

Occupancy	87%	86%	85%	85%	85%	84%	84%	83%
Ending # EF Vacant Units	388	416	448	447	475	474	536	548
# EF Closings	40	78	67	65	48	62	70	80
# of EF Refunds	47	69	95	67	67	86	67	84

EF Resale Receipts	6,272	12,597	11,526	12,077	8,510	9,816	11,305	13,571
EF Refunds Paid	(3,632)	(4,843)	(5,856)	(4,819)	(5,836)	(6,357)	(4,649)	(6,074)
Net Resale Cash Flow	2,640	7,754	5,670	7,258	2,674	3,459	6,656	7,497

Average EF Resale $ (excluding My Choice proceeds)	$146	$151	$163	$179	$165	$158	$160	$165
Average EF Refund $ (excluding My Choice refunds)	$(75)	$(68)	$(62)	$(72)	$(87)	$(69)	$(69)	$(67)

(1) Includes certain refunds accelerated for repositioning of the community
(2) Excludes all first generation entrance fee data and receipts.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of December 31, 2009
($ in 000s)

Cash Flow Statements

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	FY 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	YTD 2009
Cash Flows from Operating Activities
Net loss	$(55,093)	$(3,485)	$(35,877)	$(278,786)	$(373,241)	$(13,636)	$(10,530)	$(21,290)	$(20,799)	$(66,255)
Adjustments to reconcile net loss to net cash provided by operating activities:
Non-cash portion of loss on extinguishment of debt	2,821	231	-	-	3,052	-	1,740	1,178	(1,626)	1,292
Depreciation and amortization	73,497	71,255	70,070	71,087	285,909	69,675	70,652	69,150	71,963	281,440
Goodwill and asset impairment	-	-	-	220,026	220,026	-	-	-	10,073	10,073
Gain on sale of assets	-	-	-	(2,131)	(2,131)	(4,455)	103	-	2,111	(2,241)
Equity in (earnings) loss of unconsolidated ventures	173	935	(358)	111	861	(595)	(581)	(42)	778	(440)
Distributions from unconsolidated ventures from cumulative share of net earnings	190	1,182	546	1,834	3,752	11	-	444	(50)	405
Amortization of deferred gain	(1,085)	(1,086)	(1,086)	(1,085)	(4,342)	(1,086)	(1,085)	(1,088)	(1,086)	(4,345)
Amortization of entrance fees	(6,691)	(5,129)	(4,707)	(5,498)	(22,025)	(5,110)	(5,232)	(5,742)	(5,577)	(21,661)
Proceeds from deferred entrance fee revenue	2,780	5,177	7,253	7,391	22,601	4,872	5,718	12,635	15,264	38,489
Deferred income tax benefit	(30,662)	(3,532)	(23,049)	(32,255)	(89,498)	(8,194)	(3,323)	(7,923)	(12,244)	(31,684)
Change in deferred lease liability	5,751	5,215	4,709	4,910	20,585	4,248	4,032	3,793	3,778	15,851
Change in fair value of derivatives and amortization	45,633	(36,743)	8,454	50,802	68,146	4,285	(7,900)	2,478	(2,628)	(3,765)
Change in future service obligation	-	-	-	-	-	-	-	-	(2,342)	(2,342)
Non-cash stock-based compensation	8,010	8,621	6,737	5,569	28,937	6,809	6,871	7,869	5,386	26,935
Changes in operating assets and liabilities:
Accounts receivable, net	(6,392)	(2,067)	(9,706)	(6,985)	(25,150)	(3,118)	79	14,273	550	11,784
Prepaid expenses and other assets, net	2,515	12,164	(9,037)	(18,306)	(12,664)	(4,602)	(4,623)	(11,859)	(7,342)	(28,426)
Accounts payable and accrued expenses	(5,083)	(11,080)	19,214	12,377	15,428	4,966	6,847	17,744	(8,270)	21,287
Tenant refundable fees and security deposits	1,184	184	(1,807)	(854)	(1,293)	(370)	(11,706)	(2,221)	(2,473)	(16,770)
Deferred revenue	3,081	(5,747)	(726)	1,206	(2,186)	15,057	(6,747)	(6,499)	5,782	7,593
Net cash provided by operating activities	40,629	36,095	30,630	29,413	136,767	68,757	44,315	72,900	51,248	237,220
Cash Flows from Investing Activities
Decrease in lease security deposits and lease acquisition deposits, net	1,763	109	544	1,065	3,481	1,480	-	591	370	2,441
Increase in cash and escrow deposits — restricted	(20,663)	16,830	(3,962)	(13,965)	(21,760)	(57,897)	4,030	(827)	(9,846)	(64,540)
Net proceeds from sale of assets	-	-	-	2,935	2,935	-	210	-	14,731	14,941
Distributions received from unconsolidated ventures	-	154	146	3,616	3,916	525	265	179	92	1,061
Additions to property, plant, and equipment and leasehold intangibles,
net of related payables	(46,213)	(41,455)	(46,511)	(54,849)	(189,028)	(33,491)	(29,443)	(24,573)	(29,946)	(117,453)
Acquisition of assets, net of related payables and cash received	(745)	(462)	(3,898)	(1,626)	(6,731)	-	(190)	(1,037)	(202,910)	(204,137)
Payment on (issuance of) notes receivable, net	10,112	29,549	-	(299)	39,362	(36)	(759)	205	82	(508)
Investment in unconsolidated ventures	(356)	(137)	(670)	(1,616)	(2,779)	(1,106)	-	(140)	-	(1,246)
Proceeds from sale leaseback transaction	-	-	-	-	-	9,166	-	-	-	9,166
Proceeds from sale of unconsolidated venture	-	-	4,165	-	4,165	8,843	(12)	-	12	8,843
Net cash (used in) provided by investing activities	(56,102)	4,588	(50,186)	(64,739)	(166,439)	(72,516)	(25,899)	(25,602)	(227,415)	(351,432)
Cash Flows from Financing Activities
Proceeds from debt	288,479	155,868	23,422	43,575	511,344	26,521	23,998	17,467	89,053	157,039
Repayment of debt and capital lease obligations	(181,327)	(42,865)	(5,018)	(26,279)	(255,489)	(10,403)	(5,330)	(5,461)	(11,393)	(32,587)
Proceeds from line of credit	125,000	45,000	94,757	74,696	339,453	60,446	-	-	-	60,446
Repayment of line of credit	(120,000)	(198,000)	(60,000)	-	(378,000)	(64,899)	(155,000)	-	-	(219,899)
Payment of dividends	(51,897)	(25,955)	(25,844)	(25,759)	(129,455)	-	-	-	-	-
Payment of financing costs, net of related payables	(853)	(12,571)	(296)	(572)	(14,292)	(6,895)	(432)	69	(1,442)	(8,700)
Proceeds from public equity offering, net	-	-	-	-	-	-	163,908	(81)	(56)	163,771
Cash portion of loss on extinguishment of debt	(812)	(231)	(197)	-	(1,240)	-	-	-	-	-
Other	(403)	(400)	(1,075)	(1,096)	(2,974)	(279)	(197)	(237)	(218)	(931)
Refundable entrance fees:
Proceeds from refundable entrance fees	3,492	7,420	4,273	4,686	19,871	3,638	4,098	9,296	13,354	30,386
Refunds of entrance fees	(3,632)	(4,843)	(5,856)	(4,819)	(19,150)	(5,836)	(6,357)	(4,649)	(6,074)	(22,916)
Recouponing and payment of swap termination	(23,942)	(3,180)	-	(31,018)	(58,140)	-	-	-	-	-
Purchase of treasury stock	-	(20,020)	(9,167)	-	(29,187)	-	-	-	-	-
Net cash provided by (used in) financing activities	34,105	(99,777)	14,999	33,414	(17,259)	2,293	24,688	16,404	83,224	126,609
Net increase (decrease) in cash and cash equivalents	18,632	(59,094)	(4,557)	(1,912)	(46,931)	(1,466)	43,104	63,702	(92,943)	12,397
Cash and cash equivalents at beginning of period	100,904	119,536	60,442	55,885	100,904	53,973	52,507	95,611	159,313	53,973
Cash and cash equivalents at end of period	$119,536	$60,442	$55,885	$53,973	$53,973	$52,507	$95,611	$159,313	$66,370	$66,370